ASC
Alberta Securities Commission

RECEIPT

BLACK TUSK MINERALS INC.

This is the receipt of the Alberta Securities Commission for the Amended and Restated Preliminary Long Form Prospectus dated December 6, 2011 (the amended preliminary prospectus) amending and restating the Preliminary Long Form Prospectus of the above Issuer dated November 30, 2011.

December 8, 2011

"Cheryl McGillivray"
Cheryl McGillivray
Manager, Corporate Finance

SEDAR Project #01835324